Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors November 2025

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on our website or social media is of a material nature, some information could be material. Ther efo re, we encourage investors, the media, and others interested in our company to review the information we post on the investor relati ons section of our website and on our social media. We may update our social media channels from time to time on the investor relat ions section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended ("EUWA") who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"); and in all cases are capable of being categorized as (i) in the European Economic Area, an eligible counterparty or a professional client, each as defined in Directive 2014/65/EU (as amended) or (ii) in the United Kingdom, an eligible counterparty (as defined in the FCA Handbook Conduct of Business Sourcebook) or a professional client (as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the EUWA) (such persons in (i) and (ii) being referred to as "Eligible Persons").
- This presentation must not be acted or relied on by persons who are not both Relevant Persons and Eligible Persons. Any investment or investment activity to which this presentation relates is available only to persons who are both Relevant Persons and Eligible Persons and will be engaged in only with persons who are both Relevant Persons and Eligible Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated, 13 September 2024, as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at https://www.londonstockexchange.com/news?tab=news-explorer. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the United Kingdom's Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on our website or social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the investor relations section of our website and on our social media. We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions Over 50 overseas manufacturing organizations in 27 countries and regions besides Japan Over 380,000 employees worldwide AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended Mar ch 2021 (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services (2) Capital Expenditures do not include vehicles in operating lease or right of use assets (3) R&D activity related expenditures incurred during the reporting period Source: TMC Q2 FY2024 Financial Summary; TMC Q2 FY2025 Financial Summary, TMC Q2 FY2026 Financial Summary

TOYOTA FINANCIAL SERVICES 6 Toyota Operations Across the US Source : Toyota USA website as of Fall 2025

TOYOTA FINANCIAL SERVICES 7 Toyota Motor North America, Inc. $21B+ Announced new investments into U.S. manufacturing operations since 2020 to support electrification efforts 35.3M+ Vehicles assembled in US since 1986 with over 60 years of US presence $49B+ Direct investment in the U.S. as of October 31, 2025 30 BEV models expected globally by 2030 #1 Toyota was the number one retail brand for the 12 th consecutive year 47.5% TMNA sales CYTD 2025 were electrified vehicles (1) (1) Electrified vehicles include hybrid, plug - in hybrid, battery electric, and fuel cell. Source : Toyota Motor North America, Inc. Company Reports

TOYOTA FINANCIAL SERVICES 8 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2025 MY NHTSA 5 - Star Overall Rating 26 Toyota models 17 Lexus models (includes multiple trims) 2025 Fortune Toyota has been again named by Fortune as one of the “World’s Most Admired Companies” 2025 Kelley Blue Book Best Buy Awards Best New Model & Midsize Car – Camry Best Minivan – Sienna Best Hatchback - Prius Best Luxury Hybrid SUV – Lexus RX Best Luxury Hybrid Car – Lexus ES Best Hybrid & Mid - Size Truck - Tacoma 2025 IIHS Used Vehicle List Best Choices for Teens 6 Toyota vehicles 2 Lexus vehicles 2025 IIHS Top Safety Pick Awards 2 qualifying Toyota models 1 qualifying Lexus models 2025 Edmunds Top Rated Awards Top Rated SUV – Grand Highlander Highly Recommended – Toyota Camry and Lexus GX 2025 U.S. News Best Gas Mileage 5 Toyota models 2 Lexus models 2025 Kelley Blue Book Best Resale Value - Brand Toyota - seventh time in eight years with five category wins Lexus - earning this award for the ninth time 2025 J.D. Power and Associates Vehicle Dependability Survey Lexus and Toyota ranked 1 st and 4 th in overall dependability, while TMC received 7 model - level awards, the most of any parent corporation 2025 Interbrand Best Global Brands Toyota named world’s No. 1 most valuable automotive brand and No. 6 most valuable overall sectors 2025 U.S. News Best Cars for Families Best Hybrid SUV - Highlander 2025 U.S. News Best Cars for the Money Camry, Corolla, and Prius were all finalists in their categories. Tacoma was named the Best Midsize Pickup Truck

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus Vehicle Highlights Lexus GX Lexus TX (Hybrid/PHEV) Prius (Hybrid/PHEV) Tacoma (Hybrid) Land Cruiser (Hybrid) Lexus RZ (BEV) Lexus RX (Hybrid/PHEV) RAV4 (Hybrid/PHEV)

TOYOTA FINANCIAL SERVICES 10 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 11 TFS Group Global Presence

TOYOTA FINANCIAL SERVICES 12 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Nearly 5.0 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of September 30, 2025 . (2) S&P (Stable), Moody’s (Stable) and Fitch (Stable) (3) The Credit Support Agreements do not apply to securitization transactions Source : Company Reports

TOYOTA FINANCIAL SERVICES 13 ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease Source : TMCC September 30, 2025 10 - Q . Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the quarter ended September 30, 2025

TOYOTA FINANCIAL SERVICES 14 TMCC Earning Asset Composition $ in billions (P ercentages may not add to 100% due to rounding) Source: TMCC March 31, 2023 10 - K, March 31, 2024 10 - K, March 31, 2025 10 - K, and September 30, 2025 10 - Q

TOYOTA FINANCIAL SERVICES 15 TMCC Financial Performance $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses). (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC September 30, 2024 10 - Q, and September 30, 2025 10 - Q

TOYOTA FINANCIAL SERVICES 16 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 17 Commercial Paper Highlights (1) As of September 30, 2025 Source : TMCC September 30, 2025 10 - Q and Company Reports $15.0B | $4.1B Syndicated Other Backed by $19.1B of Committed Bank Credit (1) TCCI TFA TMCC TMFNL TCPR Five Distinct Programs A - 1+ | P - 1 | F1 S&P Moody’s Fitch Highest Short - Term Ratings DOCP <GO> Rates Posted Daily on Bloomberg 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions $17.5B Average Outstanding Balance TMCC and TCPR during 2QFY26

TOYOTA FINANCIAL SERVICES 18 TMCC FY2026 Funding Overview As of September 30, 2025 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Percentages may not add to 100% due to rounding

TOYOTA FINANCIAL SERVICES 19 Diversification in Debt Offerings As of September 30, 2025 $ in millions. Percentages may not add to 100% due to rounding (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements.

TOYOTA FINANCIAL SERVICES 20 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes. FYTD26 as of September 30, 2025. (2) Does not include EMTN issuances (e.g., 7yr EMTN issued in FY2025). Percentages may not add to 100% due to rounding Source: Company Reports

TOYOTA FINANCIAL SERVICES 21 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 22 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 23 Managed Portfolio - Retail Loan Outstanding and Performance* Source: Company Reports as of September 30, 2025 *Excludes contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business, and includes contracts t hat have been sold but are still being serviced by TMCC

TOYOTA FINANCIAL SERVICES 24 Managed Portfolio - Retail Loan Cumulative Net Losses by Vintage Source : Company Reports as of September 30, 2025

TOYOTA FINANCIAL SERVICES 25 Managed Portfolio - Retail Loan Origination Characteristics *Percentages may not add to 100% due to rounding Source: Company Reports as of September 30, 2025. Includes retail loans for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 26 ABS – TAOT Characteristics *Percentages may not add to 100% due to rounding Source: Company Reports

TOYOTA FINANCIAL SERVICES 27 ABS - TAOT Cumulative Net Loss Source : Company Reports as of October 2025 payment date

TOYOTA FINANCIAL SERVICES 28 ABS - TALNT Revolving Series Performance Source : Company Reports as of October 2025 payment date

TOYOTA FINANCIAL SERVICES 29 Source: Company Reports as of September 30, 2025 Managed Portfolio – Lease Outstanding and Performance* *Excludes contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business, and includes contracts t hat have been sold but are still being serviced by TMCC

TOYOTA FINANCIAL SERVICES 30 Managed Portfolio – Lease Cumulative Net Losses by Vintage Source : Company Reports as of September 30 , 2025

TOYOTA FINANCIAL SERVICES 31 Managed Portfolio - Lease Origination Characteristics *Percentages may not add to 100% due to rounding Source: Company Reports as of September 30, 2025. Includes leases for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 32 ABS - TLOT Characteristics *Percentages may not add to 100% due to rounding Source: Company Reports

TOYOTA FINANCIAL SERVICES 33 Source : Company Reports as of October 2025 payment date ABS - TLOT Performance

TOYOTA FINANCIAL SERVICES 34 Appendix

TOYOTA FINANCIAL SERVICES 35 Consolidated Income Statement (USD millions) 2024 2025 Total Financing Revenues 6,506 6,751 less: Interest Expense and Depreciation 5,076 4,806 add: Other Income 1,206 1,360 Net Financing Revenues and Other 2,636 3,305 Net Income 786 1,417 Credit Performance 2024 2025 Over 60 Days Delinquent (1) Retail 0.78% 0.65% Lease 0.54% 0.36% Allowance for Credit Losses (1) (2) 1.58% 1.50% 2024 2025 Net Credit Losses (1) 0.69% 0.63% Six Months Ended, Sep 30 September 30, Six Months Ended, Sep 30 TMCC Financial Performance (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) Source : TMCC September 30, 2025 10 - Q

TOYOTA FINANCIAL SERVICES 36 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does n ot include asset - backed securities issued by TMCC’s securitization trusts.

TOYOTA FINANCIAL SERVICES 37 Original Summary Characteristics by Vintage Origination Year: 2021 2022 2023 2024 2025 Number of Pool Assets 1,053,629 1,043,884 1,034,754 958,631 644,434 Original Pool Balance $34,544,936,474 $36,849,953,504 $36,701,259,863 $35,329,565,224 $24,958,337,380 Average Initial Loan Balance $32,787 $35,301 $35,469 $36,854 $38,729 Weighted Average Interest Rate 4.91% 5.59% 7.71% 7.25% 6.64% Weighted Average Original Term 72 Months 70 Months 70 Months 69 Months 69 Months Weighted Average FICO 726 732 742 750 747 Minimum FICO 395 397 392 413 400 Maximum FICO 897 898 899 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 23.2% CA - 23.0% CA - 21.1% CA - 20.1% CA - 20.8% State 2 TX - 15.6% TX - 16.2% TX - 15.3% TX - 17.3% TX - 18.4% State 3 NY - 4.2% NY - 4.4% NY - 4.6% NY - 4.2% NY - 4.1% State 4 VA - 4.1% MD - 3.8% VA - 3.7% IL - 3.6% AZ - 3.7% State 5 MD - 3.9% PA - 3.7% MD - 3.5% VA - 3.6% IL - 3.5% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 16.3% 5.9% 0.5% 2.0% 4.2% 2.0% - 3.99% 28.0% 32.8% 6.7% 6.6% 9.2% 4.0% - 5.99% 29.7% 27.4% 32.2% 40.4% 44.2% 6.0% - 7.99% 13.2% 15.9% 19.9% 16.2% 15.7% 8.0% - 9.99% 5.4% 9.6% 22.5% 16.8% 12.0% 10.0% - 11.99% 2.4% 3.8% 10.5% 9.9% 8.2% 12.0% - 13.99% 1.6% 1.6% 3.9% 4.2% 3.2% 14.0% - 15.99% 1.2% 0.9% 1.4% 1.5% 1.2% 16.0% and greater 2.1% 2.0% 2.3% 2.3% 2.1% Total 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage of Non-Toyota/Non-Lexus 8.2% 7.3% 4.8% 2.5% 2.0% Percentage of 75+ Month Term 29.1% 19.1% 22.4% 16.4% 13.2% Percentage of Used Vehicles 36.5% 34.3% 31.0% 25.4% 22.0% Percentage of New Vehicles 63.5% 65.7% 69.0% 74.6% 78.0% Managed Portfolio - Retail Loan Origination Profile (1) Percentages may not add to 100% due to rounding Source: Company Reports as of September 30, 2025

Managed Portfolio – Retail Loan Performance

TMCC Retail Loan Delinquency Experience[1]

	At September 30,		At March 31,				
	2025	2024	2025	2024	2023	2022	2021
Outstanding Contracts[2]	3,341,036	3,520,808	3,455,749	3,514,336	3,382,927	3,267,466	3,237,181
Number of Accounts Past Due in the following categories							
30 - 59 days	56,062	67,901	56,332	62,787	50,632	40,744	27,476
60 - 89 days	17,604	21,483	16,417	18,023	15,348	10,731	7,223
Over 89 days	15,072	19,034	15,194	16,806	14,344	10,389	8,500
Delinquencies as a Percentage of Contracts Outstanding[3]							
30 - 59 days	1.68%	1.93%	1.63%	1.79%	1.50%	1.25%	0.85%
60 - 89 days	0.53%	0.61%	0.48%	0.51%	0.45%	0.33%	0.22%
Over 89 days	0.45%	0.54%	0.44%	0.48%	0.42%	0.32%	0.26%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. Excludes private label.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.
Source: *Company Reports*

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Managed Portfolio – Retail Loan Performance

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)[1]

	For the Six Months Ended September 30,		For the Fiscal Years Ended March 31,				
	2025	2024	2025	2024	2023	2022	2021
Principal Balance Outstanding (2)	$75,459,746	$78,312,114	$76,559,747	$78,003,407	$72,573,179	$67,146,402	$62,833,053
Average Principal Balance Outstanding (3)	$76,009,747	$78,157,761	$77,281,577	$75,288,293	$69,859,790	$64,989,727	$59,549,471
Number of Contracts Outstanding	3,341,036	3,520,808	3,455,749	3,514,336	3,382,927	3,267,466	3,237,181
Average Number of Contracts Outstanding (3)	3,398,393	3,517,572	3,485,043	3,448,632	3,325,197	3,252,324	3,189,662
Number of Repossessions (4)	27,031	29,744	60,440	52,499	35,962	28,180	28,423
Number of Repossessions as a Percent of the Number of Contracts Outstanding	1.62% (7)	1.69% (7)	1.75%	1.49%	1.06%	0.86%	0.88%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.59% (7)	1.69% (7)	1.73%	1.52%	1.08%	0.87%	0.89%
Gross Charge-Offs (5)	$359,597	$400,086	$806,371	$710,294	$495,938	$222,023	$278,833
Recoveries (6)	$77,911	$58,771	$121,371	$96,200	$58,752	$54,989	$47,917
Net Losses	$281,686	$341,315	$685,000	$614,094	$437,186	$167,034	$230,916
Net Losses as a Percentage of Principal Balance Outstanding	0.75% (7)	0.87% (7)	0.89%	0.79%	0.60%	0.25%	0.37%
Net Losses as a Percentage of Average Principal Balance Outstanding	0.74% (7)	0.87% (7)	0.89%	0.82%	0.63%	0.26%	0.39%

(1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. Excludes private label.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(7) Annualized.

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 39

TOYOTA FINANCIAL SERVICES 40 Source : Company Reports ABS – TAOT Collateral History Original Summary Characteristics by Prior Securitization: TAOT 2022-D TAOT 2023-A TAOT 2023-B TAOT 2023-C TAOT 2023-D TAOT 2024-A TAOT 2024-B TAOT 2024-C TAOT 2024-D TAOT 2025-A TAOT 2025-B TAOT 2025-C TAOT 2025-D Number of Pool Assets 68,972 69,360 67,500 65,736 65,406 71,726 70,254 68,850 69,385 69,132 69,955 68,875 67,803 Initial Pool Balance $1,807,594,097.92 $1,813,667,857.76 $1,795,999,450.37 $1,781,678,265.26 $1,774,239,151.48 $1,908,468,799.65 $1,876,256,589.10 $1,864,834,545.38 $1,841,920,697.79 $1,977,161,496.74 $1,988,794,756.78 $2,001,858,571.86 $1,998,775,629.52 Average Principal Balance $26,207.65 $26,148.61 $26,607.40 $27,103.54 $27,126.55 $26,607.77 $26,706.76 $27,085.47 $26,546.38 $28,599.80 $28,429.63 $29,065.10 $29,479.16 Weighted Average Interest Rate 3.44% 3.64% 4.05% 4.64% 5.10% 5.37% 5.70% 6.04% 5.96% 6.00% 6.05% 5.85% 5.72% Weighted Average Original Term 67 66 66 66 66 66 66 65 65 66 66 66 66 Weighted Average Remaining Term 57 56 55 55 55 55 55 54 53 54 54 55 55 Weighted Average FICO 765 766 765 766 767 767 768 769 770 769 769 770 771 Minimum FICO 620 620 620 620 620 620 620 620 620 620 620 620 620 Maximum FICO 900 900 900 900 900 900 900 900 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Initial principal balance: 900 State 1 CA – 27.29% CA – 26.46% CA – 25.24% CA – 23.59% CA – 21.26% CA – 19.62% CA – 17.43% CA – 16.32% TX – 17.31% CA – 19.63% CA – 20.94% CA – 21.86% CA – 22.86% State 2 TX – 13.09% TX – 13.30% TX – 14.61% TX – 14.89% TX – 15.28% TX – 16.00% TX – 16.09% TX – 16.21% CA – 15.58% TX – 16.64% TX – 16.76% TX – 15.80% TX – 15.88% State 3 PA – 4.09% PA – 4.35% IL – 4.15% PA – 4.03% PA – 4.12% PA – 4.24% PA – 4.30% PA – 4.58% PA – 4.55% PA – 4.20% IL – 4.01% IL – 3.92% IL – 3.85% State 4 NJ – 3.86% Il – 4.00% PA – 4.12% IL – 3.91% IL – 4.05% IL – 4.03% IL – 4.05% IL – 4.04% IL – 4.37% IL – 3.89% PA – 4.00% PA – 3.68% AZ – 3.49% State 5 Il – 3.83% NJ – 3.81% MD – 3.62% NJ – 3.62% MD – 3.79% VA – 3.98% VA – 4.00% VA – 4.00% VA – 4.00% VA – 3.69% VA – 3.62% AZ – 3.30% PA – 3.47% Distribution of Receivables by Contract Rate: (1) MD – 3.62% VA – 3.62% AZ – 3.49% Less than 2.0% 22.28% 19.25% 18.44% 8.28% 5.80% 4.46% 3.10% 2.09% 2.99% 3.69% 4.13% 3.96% 4.39% 2.0% - 3.99% 50.81% 51.68% 46.97% 35.43% 28.07% 22.76% 17.46% 16.27% 14.64% 11.11% 11.08% 15.08% 17.08% 4.0% - 5.99% 18.88% 19.58% 21.51% 39.42% 44.55% 47.92% 49.23% 44.54% 48.37% 52.79% 50.94% 51.16% 50.63% 6.0% - 7.99% 4.91% 6.18% 8.40% 9.22% 12.20% 14.63% 18.01% 19.44% 18.57% 16.74% 18.20% 16.21% 15.87% 8.0% - 9.99% 1.88% 2.01% 2.96% 5.14% 6.13% 6.92% 8.87% 12.56% 10.96% 10.86% 9.82% 8.58% 7.43% 10.0% - 11.99% 0.74% 0.75% 1.02% 1.53% 2.10% 2.23% 2.27% 3.38% 2.88% 3.24% 3.78% 3.24% 3.03% 12.0% - 13.99% 0.36% 0.37% 0.40% 0.59% 0.68% 0.68% 0.67% 1.09% 1.02% 0.95% 1.28% 1.11% 1.03% 14.0% - 15.99% 0.11% 0.14% 0.20% 0.26% 0.27% 0.23% 0.23% 0.37% 0.36% 0.32% 0.44% 0.37% 0.31% 16.0% and greater 0.03% 0.04% 0.10% 0.14% 0.20% 0.18% 0.17% 0.26% 0.21% 0.30% 0.33% 0.29% 0.23% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 27.49% 28.21% 28.55% 27.88% 27.91% 27.96% 26.81% 24.25% 24.85% 26.57% 27.45% 27.20% 27.04% Light Duty Trucks 12.09% 13.51% 16.86% 18.50% 18.15% 17.84% 18.22% 18.61% 18.78% 19.20% 20.34% 22.88% 25.78% SUVs 6.72% 6.50% 6.09% 6.28% 6.13% 6.35% 6.93% 7.51% 6.88% 6.88% 7.33% 5.86% 5.28% CUVs 53.70% 51.78% 48.50% 47.34% 47.82% 47.86% 48.04% 49.64% 49.49% 47.35% 44.87% 44.06% 41.90% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota and Scion 79.83% 80.01% 81.72% 82.91% 81.44% 81.45% 81.41% 79.01% 81.19% 83.31% 82.60% 82.83% 82.04% Lexus 20.17% 19.99% 18.28% 17.09% 18.56% 18.55% 18.59% 20.99% 18.81% 16.69% 17.40% 17.17% 17.96% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage with Original Scheduled Payments > 60 months 65.50% 63.10% 62.35% 63.31% 62.61% 62.19% 62.98% 60.99% 59.38% 60.58% 60.23% 60.02% 60.13% Percentage of Used Vehicles 21.56% 20.94% 18.72% 18.75% 17.38% 15.82% 13.38% 13.04% 9.97% 9.00% 12.04% 12.04% 12.03% (1) Percentages may not add to 100.00% due to rounding

Managed Portfolio - Lease Origination Profile

Original Summary Characteristics by Vintage Origination Year:	2021	2022	2023	2024	2025
Number of Pool Assets	383,011	184,817	215,589	306,146	234,425
Original Pool Balance	$14,903,774,629	$7,419,017,197	$9,461,838,737	$13,656,752,866	$10,502,614,887
Average Initial Lease Balance	$38,912	$40,143	$43,888	$44,609	$44,802
Weighted Average Original Term	37	37	37	36	37
Weighted Average FICO	748	744	749	757	753
Minimum FICO	369	426	417	396	422
Maximum FICO	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Net Capital Cost:					
State 1	CA - 22.0%	CA - 20.2%	CA - 23.1%	CA - 26.1%	CA - 26.4%
State 2	NY - 11.5%	NY - 11.%	TX - 12.2%	TX - 10.8%	TX - 9.1%
State 3	NJ - 7.3%	TX - 8.4%	NY - 9.3%	NY - 8.8%	NY - 8.2%
State 4	FL - 8.6%	FL - 8.3%	FL - 7.6%	FL - 6.5%	FL - 6.%
State 5	TX - 6.9%	NJ - 7.6%	NJ - 6.2%	NJ - 5.6%	NJ - 5.3%
Distribution of Receivables by Vehicle Type: (1)					
Passenger Cars	25.6%	23.8%	19.0%	18.5%	19.2%
Light Duty Trucks	10.9%	15.2%	20.6%	21.9%	26.5%
SUVs	8.1%	8.5%	10.8%	9.2%	8.1%
CUVs	55.5%	52.6%	49.7%	50.5%	46.3%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: (1)					
Toyota	58.8%	62.5%	60.3%	63.7%	65.5%
Lexus	41.2%	37.5%	39.7%	36.3%	34.5%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

(1) Percentages may not add to 100% due to rounding

Source: *Company Reports as of September 30, 2025*

TOYOTA FINANCIAL SERVICES 41

Managed Portfolio – Lease Performance

TMCC Lease Delinquency Experience[1]

	At September 30,		At March 31,				
	2025	2024	2025	2024	2023	2022	2021
Outstanding Contracts[2]	690,029	642,770	654,476	672,664	813,606	1,057,438	1,248,019
Number of Accounts Past Due in the following categories							
30 - 59 days	5,164	8,616	5,814	7,952	7,589	7,421	6,356
60 - 89 days	1,561	2,569	1,668	2,235	2,198	1,777	1,615
Over 89 days	1,177	1,819	1,261	1,708	1,691	1,287	1,100
Delinquencies as a Percentage of Contracts Outstanding[3]							
30 - 59 days	0.75%	1.34%	0.89%	1.18%	0.93%	0.70%	0.51%
60 - 89 days	0.23%	0.40%	0.25%	0.33%	0.27%	0.17%	0.13%
Over 89 days	0.17%	0.28%	0.19%	0.25%	0.21%	0.12%	0.09%

(1) Data presented in the table is based upon lease units for Toyota and Lexus vehicles. Excludes contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business.
(2) Number of contracts outstanding at end of period. Excludes private label.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.
Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 42

Managed Portfolio – Lease Performance

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)[1]

	For the 6 Months Ended September 30,		For the Fiscal Years Ended March 31,				
	2025	2024	2025	2024	2023	2022	2021
Lease Contracts Outstanding ($) [2]	$26,265,260	$23,168,144	$24,501,417	$22,714,668	$25,245,328	$32,383,470	$37,225,686
Average Lease Contracts Outstanding ($)	$25,691,599	$22,990,586	$23,244,285	$23,690,962	$28,145,158	$35,446,715	$37,593,542
Number of Lease Contracts Outstanding (Units)	690,029	642,770	654,476	672,664	813,606	1,057,438	1,248,110
Average Number of Lease Contracts Outstanding (Units) [3]	676,726	652,924	650,210	734,641	914,831	1,162,957	1,290,643
Number of Repossessions Sold (Units) [4]	1,795	1,815	3,712	3,148	2,377	2,656	4,454
Number of Repossessions Sold as a Percent of the Average Number of Lease Contracts Outstanding [7]	0.53%	0.56%	0.57%	0.43%	0.26%	0.23%	0.35%
Charge-Offs ($) [5]	$50,338	$51,282	$96,723	$66,000	$42,578	$8,914	$74,646
Charge-Offs (Units)	6,046	5,587	12,530	12,690	13,263	16,223	19,121
Recoveries ($) [6]	$16,449	$16,785	$34,750	$37,916	$22,415	$22,291	$27,503
Net (Gains)/Losses ($) [8]	$33,889	$34,497	$61,973	$28,085	$20,163	($13,377)	$47,143
Net (Gains)/Losses as a Percentage of Average Dollar Amount of Lease Contracts Outstanding [7]	0.26%	0.30%	0.27%	0.12%	0.07%	-0.04%	0.13%

(1) Includes contracts that are sold but still serviced by TMCC, but excludes those contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business.
(2) Outstanding balance is equal to the net book value of the related Lease.
(3) Averages are computed by taking an average of the month end outstanding amounts for each period presented.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

(7) Amounts are annualized to reflect the average number of repo units sold and the average amount of lease contracts as a percentage of the total outstanding portfolio.
(8) Represents total charge-offs less recoveries

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 43

TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio[1][2]

	For the Calendar YTD September 30,		For the Calendar Years Ended December 31,				
	2025	2024	2024	2023	2022	2021	2020
Total Number of Vehicles Scheduled to Terminate	132,197	308,996	355,441	349,054	435,424	456,075	447,288
Total ALG Residuals on Vehicles Scheduled to Terminate	$2,976,349,540	$6,715,802,735	$7,771,255,130	$7,334,705,395	$8,853,916,925	$8,708,633,563	$8,481,913,698
Number of Vehicles Returned to TMCC[3]	3,026	7,805	9,026	7,561	9,881	48,893	173,672
Number of Vehicles Going to Full Term[4]	49,090	162,024	183,357	178,208	224,364	238,456	273,229
Vehicles Returned to TMCC Ratio	2.3%	2.5%	2.5%	2.2%	2.3%	10.7%	38.8%
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$12,112,758	$29,718,224	$34,611,063	$24,971,110	$32,107,018	$175,597,275	$290,069,952
Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$4,003	$3,808	$3,835	$3,303	$3,249	$3,591	$1,670
Total ALG Residuals on Vehicles Returned to TMCC	$80,950,077	$177,704,998	$209,214,488	$155,857,426	$189,977,850	$997,449,401	$3,424,893,778
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	15.0%	16.7%	16.5%	16.0%	16.9%	17.6%	8.5%
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.4%	0.4%	0.4%	0.3%	0.4%	2.0%	3.4%
Average Contract Residual Value as a Percentage of Adjusted MSRP[6]	60.7%	61.0%	61.2%	58.3%	57.5%	56.2%	58.5%
Average ALG Residual as a Percentage of Adjusted MSRP[6]	53.7%	54.8%	54.8%	52.1%	51.6%	50.6%	51.2%
Percentage Difference	7.0%	6.2%	6.4%	6.2%	5.8%	5.5%	7.3%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations.
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value-added vehicle adjustments.

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 44

TOYOTA FINANCIAL SERVICES 45 TMCC Managed Lease Portfolio Residual Loss Experience – By Make (1)(2) (1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust w ith FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel C el l Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are st ill being serviced by TMCC. (2) For purposes of this table, the “ALG Residual” for each leased vehicle is equal to the related residual value estimate pr odu ced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15 ,00 0 miles/year) or, if such estimate is unavailable, the related Contract Residual Value. (3) Excludes repossessions, charge - offs, and vehicles in inventory, but includes early terminations. (4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 da ys prior to scheduled maturity. (5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections. (6) Adjusted MSRP includes value added vehicle adjustments. Source : Company Reports 2025 2024 2024 2023 2022 2021 2020 Total Number of Vehicles Scheduled to Terminate 83,732 208,900 239,143 204,505 276,073 314,482 304,998 Total ALG Residuals on Vehicles Scheduled to Terminate $1,790,237,295 $4,251,817,825 $4,924,222,200 $3,815,402,810 $5,014,246,322 $5,308,078,891 $5,054,817,378 Number of Vehicles Returned to TMCC (3) 2,122 5,605 6,478 4,923 7,131 24,598 95,702 Number of Vehicles Going to Full Term (4) 32,989 110,880 125,226 104,526 143,402 168,144 192,436 Vehicles Returned to TMCC Ratio 2.5% 2.7% 2.7% 2.4% 2.6% 7.8% 31.4% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $6,447,997 $18,965,532 $21,724,210 $15,025,173 $20,863,304 $65,086,943 $120,706,219 Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $3,039 $3,384 $3,354 $3,052 $2,926 $2,646 $1,261 Total ALG Residuals on Vehicles Returned to TMCC $58,203,350 $122,114,797 $145,007,852 $91,676,246 $124,242,660 $417,997,138 $1,550,040,137 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 11.1% 15.5% 15.0% 16.4% 16.8% 15.6% 7.8% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 0.4% 0.5% 0.4% 0.4% 0.4% 1.2% 2.4% Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 65.5% 65.5% 65.8% 63.4% 61.8% 58.5% 60.2% Average ALG Residual as a Percentage of Adjusted MSRP (6) 58.8% 58.4% 58.5% 56.2% 55.6% 53.4% 53.8% Percentage Difference 6.8% 7.2% 7.3% 7.2% 6.2% 5.1% 6.5% Toyota For the Calendar YTD For the Calendar Years Ended September 30, December 31,

TMCC Managed Lease Portfolio Residual Loss Experience – By Make [1][2]

		For the Calendar YTD September 30,		For the Calendar Years Ended December 31,				
		2025	2024	2024	2023	2022	2021	2020
Lexus	Total Number of Vehicles Scheduled to Terminate	48,465	100,096	116,298	144,549	159,351	141,593	142,290
	Total ALG Residuals on Vehicles Scheduled to Terminate	$1,186,112,245	$2,463,984,910	$2,847,032,930	$3,519,302,585	$3,839,670,603	$3,400,554,672	$3,427,096,320
	Number of Vehicles Returned to TMCC[3]	904	2,200	2,548	2,638	2,750	24,295	77,970
	Number of Vehicles Going to Full Term[4]	16,101	51,144	58,131	73,682	80,962	70,312	80,793
	Vehicles Returned to TMCC Ratio	1.9%	2.2%	2.2%	1.8%	1.7%	17.2%	54.8%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$5,664,761	$10,752,693	$12,886,853	$9,945,937	$11,243,714	$110,510,332	$169,363,733
	Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$6,266	$4,888	$5,058	$3,770	$4,089	$4,549	$2,172
	Total ALG Residuals on Vehicles Returned to TMCC	$22,746,727	$55,590,201	$64,206,636	$64,181,180	$65,735,190	$579,452,262	$1,874,853,641
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	24.9%	19.3%	20.1%	15.5%	17.1%	19.1%	9.0%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.5%	0.4%	0.4%	0.3%	0.3%	3.2%	4.9%
	Average Contract Residual Value as a Percentage of Adjusted MSRP[6]	55.0%	54.4%	54.6%	53.5%	52.7%	53.0%	56.2%
	Average ALG Residual as a Percentage of Adjusted MSRP[6]	47.6%	49.6%	49.6%	48.2%	47.3%	46.9%	47.9%
	Percentage Difference	7.4%	4.8%	5.0%	5.3%	5.4%	6.0%	8.3%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations.
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value-added vehicle adjustments.

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 46

TOYOTA FINANCIAL SERVICES 47 (1) Percentages may not add to 100% due to rounding Source : Company Reports ABS – TLOT Collateral History Original Summary Characteristics by Prior Securitization: TLOT 2021-A TLOT 2021-B TLOT 2022-A TLOT 2023-A TLOT 2023-B TLOT 2024-A TLOT 2024-B TLOT 2025-A TLOT 2025-B Number of Specified Leases 51,807 52,975 42,773 47,881 37,154 44,088 47,787 49,982 45,783 Aggregate Securitization Value $1,492,537,313.75 $1,552,238,806.88 $1,301,865,323.91 $1,432,914,189.44 $1,194,054,920.63 $1,432,844,945.60 $1,671,641,801.36 $1,791,047,839.70 $1,671,641,791.82 Total of Base Residual Values $1,006,870,109.91 $1,074,733,012.67 $893,980,936.98 $1,039,869,534.36 $853,944,137.03 $974,673,550.99 $1,128,283,868.71 $1,217,492,164.75 $1,151,058,777.34 Base Residual as a Percentage of Aggregate Securitization Value 67.5% 69.2% 68.7% 72.6% 71.5% 68.0% 67.5% 68.0% 68.9% Average Securitization Value $28,809.57 $29,301.35 $30,436.61 $29,926.57 $32,137.99 $32,499.66 $34,981.10 $35,833.86 $36,512.28 Average Base Residual Value $19,435.02 $20,287.55 $20,900.59 $21,717.79 $22,983.91 $22,107.46 $23,610.69 $24,358.61 $25,141.62 Original Number of Monthly Payments 38 38 38 37 38 37 37 36 38 Remaining Number of Monthly Payments 28 27 28 27 28 26 27 27 29 Weighted Average FICO 773 772 772 772 771 771 773 772 774 Minimum FICO 620 620 620 620 620 620 620 620 620 Maximum FICO 900 900 900 900 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate securitization value: State 1 CA – 19.3% CA – 19.8% CA – 20.0% CA – 19.4% CA – 18.8% CA – 18.6% CA – 19.9% CA – 20.6% CA – 21.5% State 2 NY – 11.7% NY – 11.9% NY – 11.3% NY – 13.6% NY – 11.8% TX – 13.4% TX – 13.6% TX – 13.4% NY – 13.7% State 3 FL – 8.8% FL – 9.1% FL – 10.6% TX – 9.0% TX – 10.5% NY – 11.3% NY – 10.6% NY – 10.4% NJ – 8.4% State 4 NJ – 8.1% NJ – 7.9% TX – 7.8% FL – 8.3% FL – 9.9% FL – 7.5% FL – 8.6% FL – 7.9% MA – 6.9% State 5 TX – 7.9% TX – 7.4% NJ – 7.6% NJ – 8.1% NJ – 7.3% NJ – 7.1% NJ – 6.6% NJ – 6.2% TX – 6.4% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 31.1% 29.5% 29.5% 25.4% 21.6% 26.5% 23.9% 22.4% 20.2% Light Duty Trucks 4.8% 6.3% 6.1% 10.2% 14.9% 11.5% 11.7% 13.2% 16.3% SUVs 8.5% 9.1% 7.5% 8.8% 8.3% 9.6% 12.7% 11.7% 8.8% CUVs 55.6% 55.0% 57.0% 55.6% 55.3% 52.3% 51.7% 52.7% 54.7% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota 49.6% 51.0% 47.9% 60.0% 55.4% 60.4% 55.8% 59.4% 53.9% Lexus 50.4% 49.0% 52.1% 40.0% 44.6% 39.6% 44.3% 40.6% 46.1% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00%